                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JANUARY 12, 1997


                           SOMATIX THERAPY CORPORATION
               (Exact name of registrant as specified in charter)



      DELAWARE                      0-14758                      94-2762045
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)            File Number)              Identification No.)



950 MARINA VILLAGE PARKWAY, SUITE 100, ALAMEDA, CALIFORNIA           94501
       (Address of principal executive offices)                    (Zip Code)



                                 (510) 748-3000
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 5. Other Events

      On January 12, 1997, Somatix Therapy Corporation ("STC"), Cell Genesys, Inc. ("CGI") and S Merger Corp., a direct wholly owned subsidiary of CGI ("Merger Sub"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, Merger Sub will be merged (the "Merger") with and into STC and STC will become a wholly-owned subsidiary of CGI.

      Pursuant to the Merger Agreement, at the effective time of the Merger, (i) each share of STC's common stock, par value $.01 per share ("STC Common Stock"), shall be convertible into and become exchangeable for the number of shares of common stock, par value $.001 per share, of CGI (the "CGI Common Stock") equal to .3850 minus (a) in the event that the Series B Exchange Ratio (as in the Merger Agreement) is greater than 16.4384, the Series B Adjustment Amount (as defined in the Merger Agreement), (b) in the event the holder of the warrant dated September 25, 1996 issued to Fletcher International Limited (the "Fletcher Warrant") elect(s) in accordance with Section 10 of the Fletcher Warrant to put the Fletcher Warrant to, and have the Fletcher Warrant redeemed by, STC, .0063, and (c) in the event that STC shall issue in connection with any Liquidity Takedown (as defined in the Merger Agreement) any securities convertible into shares of CGI Common Stock pursuant to the Merger Agreement, the New Financing Adjustment Amount (as defined in the Merger Agreement) (after giving effect to such adjustments, if any, the "Common Exchange Ratio"), (ii) each share of STC's Series A Preferred Stock issued and outstanding shall be converted into and become exchangeable for the number of shares of CGI Common Stock equal to the product of 6.25 multiplied by the Common Exchange Ratio, (iii) each share of STC's Series B Preferred Stock issued and outstanding shall be converted into and become exchangeable for the number of shares of CGI Common Stock equal to the quotient of $150.00 divided by the average of the daily closing prices of the CGI Common Stock over the 30-day period ending three days prior to the effective time of the Merger, and (iv) each option or warrant granted by STC to purchase shares of STC Common Stock shall be assumed by CGI and converted into an option or warrant to purchase shares of CGI Common Stock on the same terms as in effect immediately prior to the Effective Time except that (a) the number of shares of CGI Common Stock to be subject to the new option or warrant shall be equal to the product of (1) the number of shares of STC Common Stock subject to the original option or warrant and (2) the Common Exchange Ratio and (b) the exercise price per share of CGI Common Stock under the new option or warrant shall be equal to the quotient of (1) the exercise price per share of STC Common Stock under the original option or warrant divided by (2) the Common Exchange Ratio.

      The obligations of the parties under the Merger Agreement to effect the Merger are subject to certain conditions, including the approval of the Merger and the Merger Agreement by the stockholders of CGI and STC. Prior to the effective time of the Merger, CGI or STC may terminate the Merger Agreement under certain circumstances, in each case as set forth in Section 9.01 of the Merger Agreement. Section 9.05 of the


                                       2.

Merger Agreement sets forth certain circumstances under which termination of the Merger Agreement by CGI or STC shall obligate CGI or STC, as the case may be, to pay to the other party certain amounts as specified in Section 9.05 of the Merger Agreement.

      In addition, pursuant to a Stock Option Agreement, dated as of January
12, 1997 (the "STC Stock Option Agreement"), between STC, as grantor, and CGI, as grantee, STC granted to CGI an option (the "CGI Option") to purchase up to 5,441,480 shares of STC Common Stock at an exercise price per share equal to $3.51, representing approximately 19.9% of the shares of STC Common Stock issued and outstanding on the date of grant which option will become exercisable only upon certain terminations of the Merger Agreement. No cash consideration was paid by CGI to STC for the CGI Option.



                                       3.

      The preceding summary of certain provisions of the Merger Agreement and the STC Stock Option Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 2.1 and 10.1 hereto, and which are incorporated herein by reference.



                                       4.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.


      Exhibit
      Number            Description
      ------            -----------

      2.1   Agreement and Plan of Merger and Reorganization, dated January 12,
            1997, among Cell Genesys, Inc., S Merger Corp., and Somatix Therapy
            Corporation.

      10.1  Stock Option Agreement, dated as of January 12, 1997, between
            Somatix Therapy Corporation, as Grantor, and Cell Genesys, Inc., as grantee.

      10.2  Stock Option Agreement, dated as of January 12, 1997, between Cell
            Genesys, Inc., as grantor, and Somatix Therapy Corporation, as grantee.

      99.1 Press Release issued January 13, 1997 announcing the proposed business combination between Somatix Therapy Corporation and Cell
            Genesys, Inc.



                                       5.

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 1997

                           SOMATIX THERAPY CORPORATION


                           By: /s/ Edward O. Lanphier
                               ----------------------------
                               Edward O. Lanphier
                               Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit
      Number                        Description
      ------                        -----------

      2.1         Agreement and Plan of Merger and Reorganization, dated January
                  12, 1997, among Cell Genesys, Inc., S Merger Corp., and
                  Somatix Therapy Corporation.

      10.1        Stock Option Agreement, dated as of January 12, 1997, between
                  Somatix Therapy Corporation, as Grantor, and Cell Genesys,
                  Inc., as grantee.

      10.2        Stock Option Agreement, dated as of January 12, 1997, between
                  Cell Genesys, Inc., as grantor, and Somatix Therapy
                  Corporation, as grantee.

      99.1 Press Release issued January 13, 1997 announcing the proposed business combination between Somatix Therapy Corporation and Cell Genesys, Inc.

                                       7.